Exhibit 10.1

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT is made and dated as of July 25, 2006 (the "Second Amendment") among BOYD GAMING CORPORATION, a Nevada corporation (the "Borrower"), the various financial institutions parties hereto (collectively, the "Lenders"), and BANK OF AMERICA, N.A. ("Bank of America"), as administrative agent (in such capacity, the "Administrative Agent") for the Lenders and amends that certain Credit Agreement dated as of May 20, 2004, as amended by the First Amendment to Credit Agreement dated as of June 10, 2005 (as amended and as the same may be further amended or modified from time to time, the "Credit Agreement").

R E C I T A L S

WHEREAS, the Borrower has requested the Administrative Agent and the Lenders to amend certain provisions of the Credit Agreement, and the Administrative Agent and the Lenders are willing to do so, on the terms and conditions specified herein;

WHEREAS, the Borrower desires to transfer its interest in the South Coast Project;

WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement (i) to permit such transfer and (ii) to make other amendments as described below; and

WHEREAS, the Required Lenders have agreed, subject to the terms and conditions hereinafter set forth, to consent to such transfer and to amend the Credit Agreement in certain respects as set forth below.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

  Terms. All terms used herein shall have the same meanings as in the Credit Agreement unless otherwise defined herein.

  Amendment. The Credit Agreement is hereby amended as follows:

    The following definitions shall be added to the Credit Agreement in appropriate alphabetical sequence:

    "Gaughan Affiliates" means Michael Gaughan and his Affiliates.

    "South Coast Note" means that certain unsecured promissory note made by the Borrower in favor of the Gaughan Affiliates pursuant to and in connection with the Disposition of the South Coast Project, as such note may be amended, supplemented, restated or otherwise modified from time to time.

    The final sentence of the definition of the term "Consolidated Funded Indebtedness" in Section 1.01 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

    "Notwithstanding the foregoing, Consolidated Funded Indebtedness shall not include (i) any public Indebtedness (x) that has been defeased in accordance with the terms of the indenture or other agreement under which it was issued or (y) that has been called for redemption and for which funds sufficient to redeem such Indebtedness have been set aside by the Borrower or (ii) any amounts payable under the South Coast Note."

    The definition of the term "Fixed Charge Coverage Ratio" in Section 1.01 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

    "Fixed Charge Coverage Ratio" means, for any period, the ratio of (a) twelve month trailing Consolidated EBITDA minus the aggregate amount of cash taxes (net of tax refunds received), Maintenance Capital Expenditures and Restricted Payments of the Borrower and its Subsidiaries (excluding any Restricted Payments made by a Subsidiary to the Borrower or to any Subsidiary) during such period to (b) consolidated scheduled principal payments and interest expense (as defined in GAAP) of the Borrower and its Subsidiaries for such period. Notwithstanding the foregoing, for purposes of the computation of the Fixed Charge Coverage Ratio (i) the purchase of the Borrower's Capital Stock from the Gaughan Affiliates in connection with the Disposition of the South Coast Project shall be excluded from Restricted Payments under clause (a) above so long as the net cash proceeds from such Disposition comply with Section 7.05(h), and (ii) all principal and interest payable under the South Coast Note shall be excluded from the computation under clause (b) above."

    Section 7.05 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

    "7.05 Dispositions. The Borrower will not, and shall cause each Guarantor not to, directly or indirectly, make any Disposition or enter into any agreement to make any Disposition unless such agreement includes an express condition precedent to closing that the Borrower shall have obtained all requisite consents under this Agreement, except:

      Dispositions of obsolete or worn out property, whether now owned or hereafter acquired, in the ordinary course of business;

      Dispositions of inventory in the ordinary course of business;

      Dispositions of equipment or real property to the extent that (i) such property is exchanged for credit against the purchase price of similar replacement property or (ii) the proceeds of such Disposition are reasonably promptly applied to the purchase price of such replacement property;

      Dispositions of property by the Borrower or any Guarantor to any other Guarantor or to the Borrower;

      Dispositions permitted by Section 7.04;

      any Disposition of the Barbary Coast Hotel and Casino and the Collateral used in connection therewith;

      any Disposition of the Stardust Resort and Casino and the Collateral used in connection therewith;

      the Disposition of the South Coast Project and the Collateral used in connection therewith to the Gaughan Affiliates; provided that (i) the Minimum Proceeds (as defined in the Unit Purchase Agreement) to be received under the Unit Purchase Agreement executed in connection with such Disposition shall not be reduced; (ii) not less than 75% of the consideration received for such Disposition is paid in cash; and (iii) all of the net cash proceeds from such Disposition are used to reduce the Outstanding Amount of the Revolving Loans; provided, further, that the Revolving Commitments shall not be reduced in connection with such repayment; and

      Dispositions by the Borrower and the Guarantors not otherwise permitted under this Section 7.05; provided that (i) at the time of such Disposition, no Default shall exist or would result from such Disposition and (ii) the aggregate book value of all property Disposed of in reliance on this clause (i) in any fiscal year shall not exceed $50,000,000;

      provided, however, that any Disposition pursuant to clauses (a) through (i) shall be for fair market value, as determined in good faith by the board of directors of the Person disposing such Collateral."

  Representations and Warranties. The Borrower represents and warrants to the Administrative Agent and the Lenders that, on and as of the date hereof, and after giving effect to this Second Amendment:

  3.1   Authorization. The execution, delivery and performance by the Borrower of this Second Amendment has been duly authorized by all necessary action, and this Second Amendment has been duly executed and delivered by the Borrower.

  3.2   Binding Obligation. This Second Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally and by principles of equity.

  3.3   No Legal Obstacle to Amendment. The execution, delivery and performance of this Second Amendment will not (a) contravene the Organizational Documents of the Borrower; (b) contravene any contractual restriction binding on or affecting the Borrower or its property which contravention would have a Material Adverse Effect; (c) contravene any court decree, order or Legal Requirement binding on or affecting the Borrower; or (d) result in, or require the creation or imposition of, any Lien on any of the Borrower's properties. Except as have been obtained prior to the date hereof, no authorization or approval of any governmental authority is required to permit the execution, delivery or performance by the Borrower of this Second Amendment, or the transactions contemplated hereby.

  3.4   Incorporation of Certain Representations. After giving effect to the terms of this Second Amendment, the representations and warranties of the Borrower set forth in Article V of the Credit Agreement are true and correct in all respects on and as of the date hereof as though made on and as of the date hereof, except as to such representations made as of an earlier specified date.

  3.5   Default. After giving effect to this Second Amendment, no Default or Event of Default under the Credit Agreement has occurred and is continuing.

  Conditions, Effectiveness. This Second Amendment shall become effective as of the date fist written above (the "Second Amendment Effective Date") upon satisfaction of each of the following conditions:

    The Administrative Agent shall have received a Consent of Lender in the form of Exhibit B executed by the Required Lenders.

    The Administrative Agent shall have received an affirmation letter substantially in the form of Exhibit A from each of the Guarantors.

    The Administrative Agent shall have received payment of all fees and expenses payable to it and its counsel in connection with this Second Amendment.

  Miscellaneous.

  5.1   Effectiveness of the Credit Agreement and the Notes. Except as hereby expressly amended, the Credit Agreement and the Notes shall each remain in full force and effect, and are hereby ratified and confirmed in all respects on and as of the date hereof.

  5.2   Waivers. This Second Amendment is limited solely to the matters expressly set forth herein and is specific in time and in intent and does not constitute, nor should it be construed as, a waiver or amendment of any other term or condition, right, power or privilege under the Credit Agreement or under any agreement, contract, indenture, document or instrument mentioned therein; nor does it preclude or prejudice any rights of the Administrative Agent or the Lenders thereunder, or any exercise thereof or the exercise of any other right, power or privilege, nor shall it require the Required Lenders to agree to an amendment, waiver or consent for a similar transaction or on a future occasion, nor shall any future waiver of any right, power, privilege or default hereunder, or under any agreement, contract, indenture, document or instrument mentioned in the Credit Agreement, constitute a waiver of any other right, power, privilege or default of the same or of any other term or provision.

  5.3   Counterparts. This Second Amendment may be executed in any number of counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

  5.4   Governing Law. This Second Amendment shall be governed by and construed in accordance with the laws of Nevada.

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered as of the date first written above.

BOYD GAMING CORPORATION

By: /s/ Paul J. Chakmak
Name: Paul J. Chakmak
Title: Executive Vice President and
Chief Financial Officer

BANK OF AMERICA, N.A.,
as Administrative Agent

By: /s/ Chris M. Levine
Name: Chris M. Levine
Title: Assistant Vice President

EXHIBIT A
to Second Amendment
to Credit Agreement

July 25, 2006

The Guarantors under the
hereinafter-described
Credit Agreement

Re: Boyd Gaming Corporation

Gentlemen:

Please refer to (1) the Credit Agreement, dated as of May 20, 2004, as amended by the First Amendment to Credit Agreement dated as of June 10, 2005 (as so amended, the "Credit Agreement"), by and among BOYD GAMING CORPORATION, a Nevada corporation (the "Borrower"), the various financial institutions parties thereto (collectively, the "Lenders"), and BANK OF AMERICA, N.A. ("Bank of America"), as administrative agent (in such capacity, the "Administrative Agent") for the Lenders and (2) the Guaranty dated May 20, 2004 from the addressee in favor of the Lenders and the Administrative Agent (the "Guaranty"). Pursuant to an amendment dated of even date herewith, a copy of which is attached hereto, certain terms of the Credit Agreement were amended. We hereby request that you (i) acknowledge and reaffirm all of your obligations and undertakings under the Guaranty and (ii) acknowledge and agree that the Guaranty is and shall remain in full force and effect in accordance with the terms thereof.

Please indicate your agreement to the foregoing by signing in the space provided below, and returning the executed copy to the undersigned.

BANK OF AMERICA, N.A.,
as Administrative Agent

By: /s/ Chris M. Levine
Name: Chris M. Levine
Title: Assistant Vice President

Acknowledged and Agreed to
as of the date hereof:

MARE-BEAR, INC.,
a Nevada corporation

By: /s/ Paul J. Chakmak
Name: Paul J. Chakmak
Title: Executive Vice President and Chief Financial Officer

SAM-WILL, INC.,
a Nevada corporation

By: /s/ Paul J. Chakmak
Name: Paul J. Chakmak
Title: Executive Vice President and Chief Financial Officer

BOYD TUNICA, INC.,
a Mississippi corporation

By: /s/ Paul J. Chakmak
Name: Paul J. Chakmak
Title: Executive Vice President and Chief Financial Officer

CALIFORNIA HOTEL FINANCE
CORPORATION, a Nevada corporation

By: /s/ Paul J. Chakmak
Name: Paul J. Chakmak
Title: Executive Vice President and Chief Financial Officer

CALIFORNIA HOTEL AND
CASINO, a Nevada corporation

By: /s/ Paul J. Chakmak
Name: Paul J. Chakmak
Title: Executive Vice President and Chief Financial Officer

BOYD ATLANTIC CITY, INC.,
a New Jersey corporation

By: /s/ Paul J. Chakmak
Name: Paul J. Chakmak
Title: Executive Vice President and Chief Financial Officer

ELDORADO, INC.,
a Nevada corporation

By: /s/ Paul J. Chakmak
Name: Paul J. Chakmak
Title: Executive Vice President and Chief Financial Officer

PAR-A-DICE GAMING CORPORATION,
an Illinois corporation

By: /s/ Paul J. Chakmak
Name: Paul J. Chakmak
Title: Executive Vice President and Chief Financial Officer

BOYD KENNER, INC.,
a Louisiana corporation

By: /s/ Paul J. Chakmak
Name: Paul J. Chakmak
Title: Executive Vice President and Chief Financial Officer

BOYD LOUISIANA L.L.C.,
a Nevada limited liability company

By: /s/ Paul J. Chakmak
Name: Paul J. Chakmak
Title: Authorized Signer

M.S.W., INC.,
a Nevada corporation

By: /s/ Paul J. Chakmak
Name: Paul J. Chakmak
Title: Executive Vice President and Chief Financial Officer

TREASURE CHEST CASINO, L.L.C.,
a Louisiana limited liability company

By: /s/ Paul J. Chakmak
Name: Paul J. Chakmak
Title: Authorized Signer

BLUE CHIP CASINO, LLC,
an Indiana limited liability company

By: BOYD GAMING CORPORATION, a
Nevada corporation, its sole member

By: /s/ Paul J. Chakmak
Name: Paul J. Chakmak
Title: Executive Vice President and Chief Financial Officer

BOYD LOUISIANA RACING, INC.,
a Louisiana corporation

By: /s/ Paul J. Chakmak
Name: Paul J. Chakmak
Title: Executive Vice President and Chief Financial Officer

BOYD RACING, L.L.C.,
a Louisiana limited liability company

By: BOYD LOUISIANA RACING, INC.,
a Louisiana corporation, its sole member

By: /s/ Paul J. Chakmak
Name: Paul J. Chakmak
Title: Executive Vice President and Chief Financial Officer

BOYD SHREVEPORT, L.L.C.,
a Louisiana limited liability company

By: BOYD KENNER, INC., a Louisiana
corporation, its sole member

By: /s/ Paul J. Chakmak
Name: Paul J. Chakmak
Title: Executive Vice President and Chief Financial Officer

BOYD RED RIVER, L.L.C.,
a Louisiana limited liability company

By: BOYD GAMING CORPORATION, a
Nevada corporation, its sole member

By: /s/ Paul J. Chakmak
Name: Paul J. Chakmak
Title: Executive Vice President and Chief Financial Officer

RED RIVER ENTERTAINMENT OF SHREVEPORT
PARTNERSHIP IN COMMENDAM, a
Louisiana partnership in commendam

By: BOYD SHREVEPORT, L.L.C.,
a Louisiana limited liability company, its general partner

By: BOYD KENNER, INC., a Louisiana
corporation, its sole member

By: /s/ Paul J. Chakmak
Name: Paul J. Chakmak
Title: Executive Vice President and Chief Financial Officer

COAST CASINOS, INC., a Nevada corporation

By: /s/ Paul J. Chakmak
Name: Paul J. Chakmak
Title: Executive Vice President and Chief Financial Officer

COAST HOTELS AND CASINOS, INC.,
a Nevada corporation

By: /s/ Paul J. Chakmak
Name: Paul J. Chakmak
Title: Executive Vice President and Chief Financial Officer

EXHIBIT B
to Second Amendment
to Credit Agreement

CONSENT OF LENDER

Reference is hereby made to the Credit Agreement dated as of May 20, 2004 among Boyd Gaming Corporation, the Lenders party thereto and Bank of America, N.A., as Administrative Agent, as amended by the First Amendment to Credit Agreement dated as of June 10, 2005.

The undersigned Lender hereby consents to the execution and delivery of the Second Amendment to the Credit Agreement by the Administrative Agent on its behalf, substantially in the form of the most recent draft thereof presented to the undersigned Lender.

Dated: ______________, 2006

_____________________________
[Name of Institution]

By: __________________________
Name: ________________________
Title: _____________________________